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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 30, 1999
                        (Date of earliest event reported)

                            Phelps Dodge Corporation
             (Exact name of registrant as specified in its charter)



         New York                         1-82                   13-1808503
(State or other jurisdiction         (Commission File         (I.R.S. Employer
     of incorporation)                   Number)             Identification No.)


                2600 North Central Avenue, Phoenix, AZ 85004-3089
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (602) 234-8100
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Item 5.  Other Events.

         On September 30, 1999, Phelps Dodge Corporation ("Phelps Dodge"), CAV Corporation, a wholly owned subsidiary of Phelps Dodge ("CAV"), and Cyprus Amax Minerals Company ("Cyprus") entered into an Agreement and Plan of Merger (the "Agreement"), a copy of which is attached as Exhibit 2.1 hereto and incorporated by reference herein. Under the terms of the Agreement, Phelps Dodge will amend the exchange offer it commenced on September 3, 1999 to acquire all Cyprus common shares for $7.61 net in cash plus 0.2203 Phelps Dodge common shares for each Cyprus common share, on a fully prorated basis. Cyprus shareholders may elect to receive either $20.54 in cash, net, or 0.3500 Phelps Dodge common shares, for each Cyprus share validly tendered in the exchange offer, subject to proration if the stock portion or the cash portion of the offer consideration is oversubscribed. Following completion of the exchange offer, Cyprus will merge with and into CAV and each outstanding Cyprus common share will be converted into the right to receive cash and/or Phelps Dodge common shares.

         On September 30, 1999, Phelps Dodge issued a press release relating to the Agreement and its amended offer, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         2.1 Agreement and Plan of Merger among Phelps Dodge Corporation, CAV Corporation and Cyprus Amax Minerals Company, dated September 30, 1999

         99.1 Press release by Phelps Dodge Corporation, dated September 30,
         1999



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PHELPS DODGE CORPORATION

                                       (Registrant)

                                       By: /s/ Ramiro G. Peru
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                                       Name:   Ramiro G. Peru
                                       Title:  Senior Vice President and
                                               Chief Financial Officer

Date:  September 30, 1999


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                                  EXHIBIT INDEX

Exhibit

Number                             Exhibits
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2.1      Agreement and Plan of Merger among Phelps Dodge Corporation, CAV
         Corporation and Cyprus Amax Minerals Company, dated September 30, 1999
99.1     Press release by Phelps Dodge Corporation, dated September 30, 1999